Exhibit 99.1

Reminder
This presentation contains forward-looking statements as defined by United States securities laws, including statements about State Street's goals and expectations regarding its business, financial condition, results of operations and strategies, the financial and market outlook, governmental and regulatory initiatives and developments and the business environment. These statements are not guarantees of future performance, are inherently uncertain, are based on current assumptions that are difficult to predict and involve a number of risks and uncertainties. Therefore, actual outcomes and results may differ materially from what is expressed in those statements, and those statements should not be relied upon as representing State Street’s expectations or beliefs as of any date subsequent to the date of this presentation.
Important factors that may affect future results and outcomes include: the financial strength of the counterparties with which State Street or its clients does business and with whom State Street has investment or financial exposure; the liquidity of the U.S. and International securities markets, particularly the markets for fixed-income securities, and the liquidity requirements of State Street's customers; potential changes to the competitive environment due to the effects of consolidation, regulation and perceptions of State Street as a suitable service provider or counterparty; the level and volatility of interest rates, particularly in the U.S., Europe and the Asia/Pacific region; the performance and volatility of securities, credit, currency and other markets in the U.S. and internationally; economic conditions and monetary and other governmental actions designed to address the level and volatility of interest rates and the volatility of securities, currency and other markets in the U.S. and internationally; State Street's ability to measure the fair value of securities in its investment securities portfolio and in the asset-backed commercial paper conduits it sponsors, particularly given current market conditions for many of those securities; the credit quality and credit agency ratings of the securities in State Street's investment securities portfolio, a deterioration or downgrade of which could lead to other-than-temporary impairment of the respective securities and the recognition of an impairment loss, the maintenance of the credit agency ratings for State Street's own debt obligations as well as the level of credibility of credit agency ratings; State
Street's ability to attract non-interest bearing deposits and other low-cost funds; the possibility that changes to accounting rules or in market conditions or asset performance may require any off-balance sheet activities, including State Street's asset-backed commercial paper conduits, to be consolidated into
State Street's financial statements, requiring recognition of associated losses, if any; the results of litigation and similar disputes and, in particular, the effect that current or potential litigation may have on its reputation and that of State Street Global Advisors ("SSgA") and State Street's ability to attract and retain customers; the possibility that the ultimate costs of the legal exposure associated with certain of SSgA's actively managed fixed-income strategies may exceed or be below the level of the related reserve, in view of the uncertainties of the timing and outcome of litigation, and the amounts involved; the possibility of further developments of the nature that previously gave rise to the legal exposure associated with certain of SSgA's actively managed fixed-income and other investment strategies; State Street's ability to integrate acquisitions into its business, including the acquisition of
Investors Financial; the performance and demand for the products and services State Street offers, including the level and timing of withdrawals from our collective investment products; the enactment of legislation and changes in regulation and enforcement that impact State Street and its customers, as well as the effects of legal and regulatory proceedings, including litigation; State Street's ability to continue to grow revenue, control expenses and attract the capital necessary to achieve its business goals and comply with regulatory requirements; State Street's ability to navigate systemic risks and control operating risks; State Street's ability to obtain quality and timely services from third parties with which it contracts; trends in the globalization of investment activity and the growth on a worldwide basis in financial assets and the resulting sovereign and monetary policy risks; trends in governmental and corporate pension plans and savings rates; changes in accounting standards and practices, including changes in the interpretation of existing standards, that impact State Street's consolidated financial statements; and changes in tax legislation and in the interpretation of existing tax laws by U.S. and non-
U.S. tax authorities that impact the amount of taxes due.
Other important factors that could cause actual results to differ materially from those indicated by any forward-looking statements are set forth in
State Street’s Annual Report on Form 10-K and its subsequent SEC filings, including, in particular, its Current Report on Form 8-K dated October 15,
2008. State Street encourages investors to read these filings, particularly the sections on Risk Factors, and its subsequent SEC filings, for additional information with respect to any forward-looking statements and prior to making any investment decision. The forward-looking statements contained in this presentation speak only as of the date hereof, November 11, 2008, and State Street does not undertake efforts to revise those forward-looking statements to reflect events after this date.

3 Agenda Navigating the New Financial Landscape Core Business is Strong Managing through the Turmoil Building on the Core Business

4

Navigating the New Financial Landscape
Core Business is Strong*
$2,417
$1.30
Consensus
**
650 BPS
$2,700
$1.40
Actual
Q2 08
$2,605
$1.36
Consensus
**
290 BPS
$2,536
$1.24
Actual
Q3 08
$2,514 $2,600 Operating Revenue
Q1 08
810 BPS Operating Leverage
$1.19 $1.39 Operating Earnings per Share
Consensus
**
Actual
$ in millions
except per share data
*Results presented on an operating basis, including fully taxable-equivalent revenue; see reconciling tables in Appendix
**Consensus reports’ average of First Call estimates
Indy Mac
Fannie Mae &
Freddie Mac
Significant bank
write-downs
Bear Stearns
Insurance
downgrades
Bond insurers
under scrutiny
Lehman
AMLF
CPFF
MMIFF
TARP
State Street has performed well during turbulent times
Feb Mar Apr May Jun Jan 08 Jul Aug Sep Oct Nov
AIG

Core Business is Strong* — 2008 Performance Year-to-Date
Navigating the New Financial Landscape
*Results presented on an operating basis, including fully taxable-equivalent revenue; see reconciling tables in Appendix
+24.7%
+21.4%
+25.4%
% Change ex IFIN
17.3% 17.8% Operating ROE
$ in millions,
except per share data
9/30/08 9/30/07 % Change
Operating revenue $7,836 $5,898 +32.9%
Operating expenses $5,252 $4,119 +27.5%
Operating EPS $4.03 $3.15 +27.9%
PERFORMANCE FOR NINE MONTHS ENDED
Operating revenue, operating EPS and operating ROE continue to be strong
Operating leverage 540 bps 400 bps

Navigating the New Financial Landscape
Approaching the high end of the range
Approaching the high end of the range
Exceeding the high end of the range
Expectations for 2008
14%–17% Operating ROE
10%–15% Growth in Operating EPS
14%–17% Growth in Operating Revenue
Range
(Includes Investors Financial)
Goal
*Presented on an operating basis
Consistent performance approaching or above high end of ranges
Core Business is Strong — Expectations for 2008*

Navigating the New Financial Landscape
Continued momentum in core business
Core Business is Strong — New Business Wins
Business 2009 Q4 08
$2 billion $23 billion $102 billion $127 billion Asset Management
$852 billion
Installed thru Q3
$130 billion
To be installed
$298 billion $1,280 billion Asset Servicing
YTD New Wins¹
1 Assets as of 9/30/08

-15.9
-18.6
3.1
-20
-15
-10
-5
0
5
Navigating the New Financial Landscape
-8.7
-14.3
-1.1
-15
-10
-5
0
5
Servicing fees are based on more factors than AUC valuations
Core Business is Strong —
Servicing Fee Revenue vs. Daily Average Values
%
S&P 500 average daily valuations
EAFE average daily valuations
State Street servicing fee revenue
%
Q3 2008 vs. Q3 2007 Q3 2008  vs. Q2 2008

Navigating the New Financial Landscape
Core Business is Strong —
Management Fee Revenue vs. Average of Three Months’ End
Q3 2008  vs. Q2 2008
-8.6
-15.6
-6.8
-20
-15
-10
-5
0
5
% %
-16.6
-21.4
-12.7
-25
-20
-15
-10
-5
0
5
S&P 500 average of 3 months’ end
EAFE average 3 months’ end
State Street management fee revenue
New business and diverse products contribute to management fee revenue
Q3 2008 vs. Q3 2007

11

Market conditions improving, aided by the Federal Reserve and U.S. Treasury programs
Navigating the New Financial Landscape
> Program created to address customer requests; Assets sourced from the market
> Committed to reducing size of program
–
$29.2 billion of assets at 9/30/07
–
$25.5 billion of assets at 9/30/08
> As of 9/30/08, 80% of the conduit assets were rated A or higher with no sub-prime or SIV assets
> Excluding impact of AMLF, amount held on balance sheet was $6.2 billion as of
9/30/08
> $22 billion (89%) of commercial paper of $25.5 billion in total assets within conduits (as of 9/30/08) is eligible to be sold to the Federal Reserve Bank’s
Commercial Paper Funding Facility (CPFF), although we are not participating at this time
> Unrealized mark-to-market after-tax loss was $2.1 billion as of 9/30/08
Managing through the Turmoil
ABCP Conduits

Navigating the New Financial Landscape
1 The estimated pro forma impact to State Street Corporation’s capital ratios assumes:
- All four State Street-sponsored conduits, with combined assets of approximately $25.5 billion at September 30, 2008 are consolidated onto the balance sheet of State Street Bank and Trust on September 30, 2008; Assets of the conduits are recorded at fair value
2 Requirement for Tier 1 leverage applies to Bank only
3 Common equity plus TARP less goodwill and intangibles / adjusted tangible assets
4 Moody’s definition of TCE gives some equity credit for hybrid securities and for TARP preferred of which 25% is credited to equity
4.26% 6.14% 4.80%
Total Tangible Equity³
15.76% 18.62% 15.95%
6%
Tier 1 Risk-Based Capital
5%
Well Capitalized
Minimum²
8.31%
8.25%
Pro-forma
ex Central Banks w/ $2B TARP
& conduit consolidation
11.16% 10.35%
Moody’s TCE/RWA
4
9.76% 8.36% Tier 1 Leverage
Pro forma
ex Central Banks
w/ $2B TARP
Actual
Ex Central Bank
deposits STT’s Ratios
9/30/2008
Had State Street consolidated its conduits on 9/30/08, it would have remained well-capitalized with ample sources of liquidity¹
Managing through the Turmoil
ABCP CONDUITS —
IMPACT¹
TO FINANCIAL RATIOS

Navigating the New Financial Landscape
> Conservatively structured and well seasoned
> At 9/30/08, 84% of portfolio assets were rated AAA and 97% were rated
A or better
> Portfolio performing within expectations at 9/30/08
> Portfolio constructed to perform well even with stresses in market environment²
> As of 9/30/08, downgrades have been minimal and no assets were in default²
> All assets are current for principal and interest
> Unrealized mark-to-market after-tax loss was $3.3 billion as of 9/30/08
Investment Portfolio remains of high quality and well diversified
Managing through the Turmoil
Investment
Portfolio¹
1 All information as of 9/30/08 unless otherwise noted
2 See Appendix

Navigating the New Financial Landscape
Stable Value
Wrap Accounts
> $10BN (as of 9/30/08) in SSgA-managed stable value accounts that have contractual arrangements with wrap providers
> A Stable Value investment option is an important choice to tens of thousands of retirement plan participants
> Continued disruption in markets has led to wider spreads between market and book value; as of 9/30/08 market value of non-cash assets was 91% of book value
> Added $450 million cash to these accounts to bring market value of non-
cash assets to 95% of book value as of October 30, 2008
> Purchased $2.5 billion in assets from program onto State Street’s balance sheet (AFS) to enhance position of customers and wrap providers
> State Street’s actions support plan participants, our customers, and the industry
Contribution helps to protect the retirement interests of plan participants
Managing through the Turmoil

Navigating the New Financial Landscape
> State Street acts as agent, not principal, in managing program
> Collateral pools performing as expected and are conservatively invested
– 23 day duration book as of 9/30/08
– Customer participation/redemption in collateral pools managed with available liquidity
> Customers have not experienced losses due to default and collateral pools have not required our support in current market turmoil
> As of September 30, 2008, excluding market declines, program assets have declined 10% from June 30. 2008
– About 44 of 450 customers have suspended participation in the program
– No restrictions on customers’ normal program activities; certain restrictions on customers whose withdrawal requests are a change from normal activity
– Gained several new customers during period of turmoil
> Spreads and scarcity value of assets on loan are expected to partially offset the impact of lower volumes
Program remains liquid in challenging market
Managing through the Turmoil
Securities
Lending¹
1 All information as of 9/30/08 unless otherwise noted

Navigating the New Financial Landscape
State Street is an integral part of the financial services infrastructure
Managing through the Turmoil — Government Actions
TARP
CPFF
AMLF
MBS
Fed / Treasury Programs
> One of nine financial institutions selected to lead
participation in Capital Purchase Program
> Asset-purchase component of TARP still evolving
> Appointed as custodian and administrator for Commercial
Paper Funding Facility
> One of the first banks to be fully operational
with Asset-Backed Commercial Paper Money Market
Liquidity Facility (AMLF) program
> No credit or capital assessment to State Street
> $152 billion of eligible ABCP purchased from 2a7 funds in
total program; State Street purchased $77 billion as of
9/30/08
> Appointed to manage a portion of Mortgage-Backed
Securities Program
State Street Eligible Custody / Manage

18

Navigating the New Financial Landscape
Building on the Core Business — Rating Agency View of Capital
“…State Street’s current capital levels provide a substantial cushion against the primary direct risks to its capital adequacy… if conduit assets were consolidated and the security portfolio unrealized losses at 9/30/08 were deducted from capital [low likelihood on a HTM basis] then Moody’s estimates that State Street’s Tier1/RWA would fall to a still solid approximately 11.5% from a very high 19%...”
— Moody’s press release affirming State Street Credit rating at Aa3, 10/15/08
“We have tended to look at tangible common equity relative to risk weighted assets rather than to total assets. Because we still feel risk weighted gives you a clearer — a better picture of the risks than total assets would...So generally we actually look at both tier one ratio and our own tangible common equity to risk weighted assets ratio, and we generally give those two equal weights in our analysis. ”
— David Fanger, Senior Analyst at Moody’s, 10/20/08
Describing Moody’s approach to capital adequacy when determining credit ratings as reported on a Deutsche-Bank sponsored conference call
Moody’s

Navigating the New Financial Landscape
> Raised $2.8 billion in equity capital in June 2008
> TARP added $2 billion in preferred shares in October 2008
> Generated approximately $1.8 billion of organic capital in 9 months of 2008
> TOTAL: Added $6.6 billion in additional capital in the first 9 months of 2008
Building on the Core Business — Regulatory Ratios
Well-capitalized with ample sources of liquidity;
Goal is to maintain flexibility in the challenging market environment
8.3%
15.8%
STT
pro forma
with TARP
and conduit
consolidation²
8.7%
12.1%
NTRS
pro forma
with TARP³
8.2%
11.8%
BK
pro forma
with TARP³
9.8%
18.6%
STT
pro forma
with TARP²
6.6% 6.5% 8.4% 5%
Leverage
Ratio
NTRS²
BK²
STT²
Well Capitalized
Minimum¹
9.2% 9.3% 16.0% 6%
Tier 1
Risk-based
Capital
As of September 30, 2008
1 Requirement for Tier 1 leverage applies to Bank only
2 Based on reported results
3 Based on State Street’s calculation adding reported TARP issuance to information disclosed in reports from BK and NTRS

Navigating the New Financial Landscape
Building on the Core Business — Opportunities
> $225 billion
*
of AUM at SSgA and $270 billion in AUC from Sovereign
Wealth Funds
> Leverage strong existing relationships to further penetrate this growing segment
> Integrated firm-wide approach presents new cross-sell opportunities
Sovereign
Wealth Funds
> State Street ETFs of $180 billion (9/30/08) — up $30 billion from 6/30/08
> Leverage strong brand awareness and multi-channel distribution strategy
> Opportunities exist for continued product innovation
Exchange
Traded Funds
> Cost pressures tend to increase willingness of investment managers to outsource back and middle office functions
> Expect increased business opportunities in 2H 2009 and 2010
Outsourcing
> Recent government actions have created political environment for regulatory reform
> More regulation generally increases customer demand for administration and reporting
Regulatory Reform
*As of September 30, 2008

Navigating the New Financial Landscape
Building on the Core Business — Expense Management
Since 2004, inculcating expense management into corporate DNA
Key Levers
> State Street remains committed to achieving positive operating leverage on an annual basis
> Given the uncertainty in the current economic environment, we must remain vigilant
> Aggressive policies in place to manage headcount and related expense
– IT expenses (20%–25% of operating expenses) can be modulated
– Use of contractors provides flexibility in expense
> Redoubling strategic sourcing efforts

Navigating the New Financial Landscape
Summary
> Core business remains strong, building momentum
> Flight to quality continues
> During turmoil, significantly strengthened capital levels and ratios
> Environment continues to be challenging
> Focus on expenses
> Concentrate on key revenue streams, such as additional outsourcing
> Developing new products to meet emerging regulatory requirements
> Objectives continue to be preservation of capital , operating EPS growth, and positive operating leverage on an annual basis
> Intend to retain long-term financial goals; Working toward delivering operating EPS in 2009 approaching low end of long-term goal
Focused on delivering consistent results

24